ESCROW AGREEMENT
                                ----------------

THIS  AGREEMENT  IS  DATED  FOR  REFERENCE  NOVEMBER  15,  1999  AND  MADE:

AMONG:

MONTREAL  TRUST  COMPANY  OF  CANADA;

(the  "Escrow  Agent");

AND:

PREDATOR VENTURES LTD., a corporation continued under the laws of Wyoming having an office at 2200 - 885 West Georgia Street, Vancouver, B.C., V6C 3E8;

(the  "Issuer");

AND:

EACH  SHAREHOLDER,
as  defined  in  this  Agreement;

(collectively  the  "Parties");

WHEREAS pursuant to an Asset Purchase Agreement dated August 27, 1999, the Shareholder has acquired or is about to acquire shares of the Issuer

AND WHEREAS, the shares to be issued by the Company to the Shareholder will be post-consolidated common shares of the Issuer;

AND WHEREAS the Escrow Agent has agreed to act as escrow agent in respect of the Shares upon the acquisition of the Shares by the Shareholder;

NOW THEREFORE in consideration of the covenants contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the Parties agree (the "Agreement") as follows:

1.     INTERPRETATION

In  this  Agreement:

(a)     "Act"  means  the  Securities  Act,  S.B.C.  1985,  c.83;

(b)     "Exchange"  means  the  Vancouver  Stock  Exchange;

(c) "Shareholder" means a holder of shares of the Issuer who executes this Agreement or an Acknowledgement;

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(d)     "Shares" means the post-consolidated shares of the Shareholder described in Schedule "A" to this Agreement, as amended from time to time in accordance with section 7;
2.     PLACEMENT  OF  SHARES  IN  ESCROW

The Shareholder places the Shares in escrow with the Escrow Agent and shall deliver the certificates representing the Shares to the Escrow Agent as soon as practicable.

3.     VOTING  OF  SHARES  IN  ESCROW

The  Shareholder  may  exercise  all  voting  rights  attached  to  the  Shares.

4.     TRANSFER  WITHIN  ESCROW

(1) the Shareholder shall not transfer any of the Shares except with the consent of the Exchange;

(2) the Escrow Agent shall not effect a transfer of the Shares within escrow unless the Escrow Agent has received a letter from the Exchange consenting to the transfer;

(3) upon the death or bankruptcy of a Shareholder, the Escrow Agent shall hold the Shares subject to this Agreement for the person that is legally entitled to become the registered owner of the Shares;

(4) the Shareholder acknowledges to, and agrees with, the Issuer that the Shareholder will continue to be involved in the business affairs of the Issuer, or an operating subsidiary thereof, as a director or senior officer of one or both such companies, or by providing key services, whether management services or otherwise, to one or both such companies. If the Shareholder for any reason ceases to be a director or senior officer of such companies, or ceases to provide such services, then the Shareholder shall be entitled to retain his Shares and remain bound by the terms of this Agreement. For further clarity the Shareholder shall be entitled to a release or releases of the Shares pursuant to the provisions of section 5 hereof.

5.     RELEASE  FROM  ESCROW

(1) The Shareholder irrevocably directs the Escrow Agent to retain the Shares until the Shares are released from escrow pursuant to subsection (2) or surrendered for cancellation pursuant to section 6;

(2) the Escrow Agent shall release the Shares from escrow in accordance with the formula set forth in Schedule "B" to this Agreement or upon receipt of advice from the Exchange pursuant to subsection (3);

(3) in the event of a change of control of the Issuer pursuant to a merger, plan of arrangement, amalgamation, formal or exempt takeover bid, reverse takeover transaction or other reorganization of the Issuer, the Exchange will approve the release of all of the Shares from escrow.

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6.     SURRENDER  FOR  CANCELLATION

The Shareholder shall surrender the Shares for cancellation and the Escrow Agent shall deliver the certificates representing the Shares to the Issuer 10 years from the date of issue of the Shares.

7.     AMENDMENT  OF  AGREEMENT

(1) Subject to subsection (2), this Agreement may be amended only by a written agreement among the Parties and with the written consent of the Exchange;

(2)     Schedule  "A"  to  this  Agreement  shall  be  amended  upon:

(i)     a  release  of  Shares  from  escrow  pursuant  to  section  5;  or

(ii)     a  surrender  of  Shares  for  cancellation  pursuant  to  section  6;

and the Escrow Agent shall note the amendment on the Schedule "A" in its possession.

8.     INDEMNIFICATION  OF  ESCROW  AGENT

The Issuer and the Shareholders, jointly and severally, release, indemnify and save harmless the Escrow Agent from all costs, charges, claims, demands, damages, losses and expenses resulting from the Escrow Agent's compliance in good faith with this Agreement.

9.     RESIGNATION  OF  ESCROW  AGENT

(1) If the Escrow Agent wishes to resign as escrow agent in respect of the Shares, the Escrow Agent shall give notice to the Issuer;

(2) if the Issuer wishes the Escrow Agent to resign as escrow agent in respect of the Shares, the Issuer shall give notice to the Escrow Agent;

(3) a notice referred to in subsection (1) or (2) shall be in writing and delivered to:

(i)     the Issuer at its address appearing on the cover page of this Agreement;
or

(ii) the Escrow Agent at its address appearing on the cover page of this Agreement;

and the notice shall be deemed to have been received on the date of delivery. The Issuer or the Escrow Agent may change its address for notice by giving notice to the other party in accordance with this subsection;

(4) a copy of a notice referred to in subsection (1) or (2) shall concurrently be delivered to the Exchange;

(5) the resignation of the Escrow Agent shall be effective and the Escrow Agent shall cease to be bound by this Agreement on the date that is 180 days after the date of receipt of the notice referred to in subsection (1) or (2) or on such other date as the Escrow Agent and the Issuer may agree upon (the "resignation date"); and

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(6)     the  Issuer  shall,  before  the  resignation  date and with the written consent of the Exchange, appoint another escrow agent and that appointment shall be binding on the Issuer and the Shareholders.

10.     ENTIRE  AGREEMENT

This Agreement supersedes and replaces all other escrow agreements applying to the Shares required by securities regulators and all such Agreements are terminated and of no further force and effect from the reference date of this Agreement.

11.     FURTHER  ASSURANCES

The Parties shall execute and deliver any documents and perform any acts necessary to carry out the intent of this Agreement.

12.     TIME

Time  is  of  the  essence  of  this  Agreement.

13.     GOVERNING  LAWS

This Agreement shall be construed in accordance with and governed by the laws of British Columbia and the laws of Canada applicable in British Columbia.

14.     COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement.

15.     LANGUAGE

Wherever a singular expression is used in this Agreement, that expression is deemed to include the plural or the body corporate where required by the context.

16.     ENUREMENT

This Agreement enures to the benefit of and is binding on the Parties and their heirs, executors, administrators, successors and permitted assigns.

The Parties have executed and delivered this Agreement as of the date of reference of this Agreement.

THE  CORPORATE SEAL of the ESCROW                       )
AGENT was hereunto affixed in the presence of:          )
                                                        )
                                                        )    c/s
/s/ signed                                              )
Authorized  Signatory                                   )
                                                        )
/s/ signed                                              )
Authorized  Signatory                                   )
                                                        )
                                                        )

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THE  CORPORATE  SEAL  of  PREDATOR                      )
VENTURES  LTD.  was  hereunto affixed in the            )
presence  of:                                           )
                                                        )    c/s
/s/ signed                                              )
Authorized  Signatory                                   )
                                                        )
/s/ signed                                              )
Authorized  Signatory                                   )
                                                        )

THE CORPORATE SEAL of HIGH TECH                         )
VENTURE CAPITAL INC. was hereunto affixed in the        )
presence  of:                                           )
                                                        )    c/s
/s/ signed                                              )
Authorized  Signatory                                   )
                                                        )
                                                        )
Authorized  Signatory                                   )

                        SCHEDULE "A" TO ESCROW AGREEMENT
                        --------------------------------

NAME  OF  SHAREHOLDER     NUMBER  OF  SHARES  HELD  IN  ESCROW

High  Tech  Venture  Capital  Inc.     2,250,000

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                        SCHEDULE "B" TO ESCROW AGREEMENT
                        --------------------------------

SECURITY  HOLDER:  HIGH  TECH  VENTURE  CAPITAL  INC.

ESCROW RELEASE DATES          CLASS OR DESCRIPTION OF       SECURITIES NUMBER OF
                              SECURITIES                          TO BE RELEASED

1 year from Agreement Date     common  shares                            750,000

2 years from Agreement Date    common  shares                            750,000

3 years from Agreement Date    common  shares                            750,000